                                                                 EXHIBIT 10.101




                               TERM LOAN AGREEMENT

                                   $10,000,000


                          BayView Capital Corporation,
                             a Delaware Corporation,
                                    as Lender

                                       and

                          Onyx Acceptance Corporation,
                             a Delaware Corporation,
                                   as Borrower





                         Dated as of February 24, 1998

                               TABLE OF CONTENTS


                                                                                                         PAGE
                                                                                                         ----
ARTICLE I                  DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
   SECTION 1.01  Certain Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
   SECTION 1.02  Accounting Terms; GAAP Changes   . . . . . . . . . . . . . . . . . . . . . . . . . .     9
   SECTION 1.03  Interpretation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9

ARTICLE II                 THE TERM LOANS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
   SECTION 2.01  The Term Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
   SECTION 2.02  Borrowing Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
   SECTION 2.03  Evidence of Indebtedness   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
   SECTION 2.04  Minimum Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11

ARTICLE III                INTEREST AND FEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
   SECTION 3.01  Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
   SECTION 3.02  Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
   SECTION 3.03  Computations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
   SECTION 3.04  Highest Lawful Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11

ARTICLE IV                 REDUCTION OR TERMINATION;
                           REPAYMENT; PREPAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . .    12
   SECTION 4.01  Reduction or Termination of the Commitments  . . . . . . . . . . . . . . . . . . . .    12
   SECTION 4.02  Repayment of the Term Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
   SECTION 4.03  Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
   SECTION 5.01  Payments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
   SECTION 5.02  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13

ARTICLE VI                 SUBORDINATION    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
   SECTION 6.01  Subordination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
   SECTION 6.02  Insolvency, Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
   SECTION 6.03  Senior Acceleration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
   SECTION 6.04  Senior Events of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
   SECTION 6.05  Turn-Over of Payments Received   . . . . . . . . . . . . . . . . . . . . . . . . . .    15
   SECTION 6.06  Obligations Absolute   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
   SECTION 6.07  Subrogation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
   SECTION 6.08  Subordination Not Affected   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
   SECTION 6.09  Right To Retain Payment Received   . . . . . . . . . . . . . . . . . . . . . . . . .    17
   SECTION 6.10  Remedy Standstill  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
   SECTION 6.11  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
   SECTION 6.12  Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
   SECTION 6.13  Modifications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
   SECTION 6.14  Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
   SECTION 6.15  Warranties, Representations, Covenants and Acknowledgments
                           of Lender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19




                                       2.

ARTICLE VII                CONDITIONS PRECEDENT   . . . . . . . . . . . . . . . . . . . . . . . . . .    20
   SECTION 7.01  Conditions Precedent to Initial Borrowing  . . . . . . . . . . . . . . . . . . . . .    20
   SECTION 7.02  Conditions Precedent to All Term Loans   . . . . . . . . . . . . . . . . . . . . . .    21

ARTICLE VIII               REPRESENTATIONS AND WARRANTIES   . . . . . . . . . . . . . . . . . . . . .    22
   SECTION 8.01  Representations and Warranties   . . . . . . . . . . . . . . . . . . . . . . . . . .    22

ARTICLE IX                 AFFIRMATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . .    24
   SECTION 9.01  Reporting Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24

ARTICLE X                  NEGATIVE COVENANTS   . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
   SECTION 10.01  Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26

ARTICLE XI                 EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
   SECTION 11.01  Events of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
   SECTION 11.02  Effect of Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28

ARTICLE XII                MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
   SECTION 12.01  Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
   SECTION 12.02  Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
   SECTION 12.03  No Waiver; Cumulative Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . .    29
   SECTION 12.04  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
   SECTION 12.05  Binding Effect; Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
   SECTION 12.06  Confidentiality   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
   SECTION 12.07  Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
   SECTION 12.08  Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
   SECTION 12.09  Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
   SECTION 12.10  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
   SECTION 12.11  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
   SECTION 12.12  Transaction Costs   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
   SECTION 12.13  Arbitration   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
   SECTION 12.14  Jury Trial Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
   SECTION 12.15  Attorneys' Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31

EXHIBITS

   FORM OF NOTE                                                                                           A
   FORM OF WARRANT                                                                                        B
   FORM OF NOTICE OF BORROWING                                                                            C
   FORM OF NOTICE OF PREPAYMENT                                                                           D
   FORM OF TRANSFERENCE ACKNOWLEDGMENT                                                                    E

SCHEDULES

   PERMITTED LIENS                                                                                        1
   LIST OF SUBSIDIARIES                                                                                   2


                                       3.

                              TERM LOAN AGREEMENT


         This Term Loan Agreement (this "Agreement"), dated as of February 24, 1998, is made by and between Onyx Acceptance Corporation, a Delaware corporation ("Borrower"), and BayView Capital Corporation, a Delaware corporation ("Lender").

       Borrower has requested that Lender make available to the Borrower subordinated term loans upon the terms and conditions set forth in this Agreement, to refinance certain existing indebtedness and to use for general corporate purposes. Lender is willing to make available such subordinated term loans to Borrower upon the terms and subject to the conditions set forth in this Agreement.

         Accordingly, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         SECTION 1.01 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" means any Person which, directly or indirectly, controls, is controlled by or is under common control with another Person. For purposes of the foregoing, "control," "controlled by" and "under common control with" with respect to any Person shall mean the possession, directly or indirectly, of the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq., as the same may be amended, and any successor federal statute, and all similar state bankruptcy, insolvency or reorganization laws.

         "Borrower" has the meaning set forth in the recital of parties to this Agreement.

         "Borrowing" means a borrowing consisting of a Term Loan made at any time pursuant to Article II.

         "Business Day" means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are open for business in San Francisco, California.

         "Commitment" means $10,000,000 or, where the context so requires, the obligation of Lender to make Term Loans up to such amount on the terms and conditions set forth in this Agreement.

         "Consolidated Net Income" means the consolidated net income of Borrower as determined in accordance with GAAP, excluding extraordinary gains or losses.

         "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of (i) the consolidated equity of the common stockholders of such Person and its consolidated Subsidiaries as of such date plus (ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of Preferred Stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such Preferred Stock, less (x) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the date of the Agreement in the book value of any asset owned by such Person or a consolidated Subsidiary of such Person and (y) all investments as of such date in non consolidated Subsidiaries and in Persons that are not Subsidiaries.

         "Debt" shall mean, with respect to any Person, (a) obligations of such Person for borrowed money or which has been incurred in connection with the acquisition of property or assets, (b) obligations secured by any lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (c) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding


                                       4.

the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property.

         "Default" means an Event of Default or an event or condition which with notice or lapse of time or both would constitute an Event of Default.

         "Dollars" and the sign "$" each means lawful money of the United
States.

         "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directives, requests, licenses, authorizations and permits of, and agreements with (including consent decrees), any Governmental Authorities, in each case relating to or imposing liability or standards of conduct concerning public health, safety and environmental protection matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the California Hazardous Waste Control Law, the California Solid Waste Management, Resource Recovery and Recycling Act, the California Water Code and the California Health and Safety Code.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) which is under common control with Borrower within the meaning of
Section 4001(a)(14)(B) of ERISA and Sections 414(b) and (c) of the Internal Revenue Code, or a member of an affiliated service group with Borrower within the meaning of Section 414(m) of the Internal Revenue Code.

         "Event of Default" has the meaning set forth in Section 11.01.

         "Extended Maturity Date" has the meaning set forth in Section 4.02.

         "Fifth Amendment to Amended and Restated Investors' Rights Agreement" means that certain Fifth Amendment to Amended and Restated Investors Rights Agreement, dated as of the date hereof, by and among Lender, Borrower and certain other parties identified therein.

         "Fiscal Year" means the fiscal year of Borrower and its consolidated Subsidiaries.

         "Funded Debt" means all of such Person having a final maturity of one or more than one year from the date of determination thereof (or which is renewable or extendible at the option of the obligor for a period or periods more than one year from the date of determination provided that outstandings under the credit facilities which are retired for a period of thirty (30) consecutive days during each fiscal year will be defined as short term debt) but excluding Permitted Debt.

         "GAAP" means generally accepted accounting principles in the U.S. as in effect from time to time.

         "Governmental Authority" means any federal, state, local or other governmental department, commission, board, bureau, agency, central bank, court, tribunal or other instrumentality or authority, domestic or foreign, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Hazardous Substances" means any toxic or hazardous substances, materials, wastes, contaminants or pollutants, including asbestos, PCBs, petroleum products and byproducts, and any substances defined or listed as "hazardous substances," "hazardous materials," "hazardous wastes" or "toxic substances" (or similarly identified), regulated under or forming the basis for liability under any applicable Environmental Law.

         "Indebtedness" for any Person shall mean at any time, without duplication: (i) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all



                                       5.

reimbursement or other obligations of such Person under or in respect of letters of credit and bankers acceptances, and all net obligations in respect of derivative contracts; (v) all guaranty obligations; and (vi) all indebtedness of another Person secured by any Lien upon or in property owned by the Person for whom indebtedness is being determined, whether or not such Person has assumed or become liable for the payment of such indebtedness of such other Person.

         "Interest Payment Date" means a date specified for the payment of interest pursuant to Section 3.01(c).

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

         "Lender" has the meaning set forth in the recital of parties to this Agreement.

         "Lien" means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien (statutory or other), or other preferential arrangement (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing or any agreement to give any security interest).

         "Loan Documents" means this Agreement, the Notes, the Warrant, and the Fifth Amendment to the Amended and Restated Investors' Rights Agreement, and all other certificates, documents, agreements and instruments delivered to Lender under or in connection with this Agreement.

         "Material Adverse Effect" means any event, matter, condition or circumstance which (i) has or would reasonably be expected to have a material adverse effect on the business, properties, results of operations or condition (financial or otherwise) of Borrower; (ii) would materially impair the ability of Borrower or any other Person to perform or observe its obligations under or in respect of the Loan Documents, or (iii) affects the legality, validity, binding effect or enforceability of any of the Loan Documents.

         "Maturity Date" means the date two years after the date of this Agreement.

         "Minimum Amount" has the meaning set forth in Section 2.04.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Sections 3(37) and 4001(a)(3) of ERISA to which Borrower or an ERISA Affiliate has an obligation to contribute.

         "Notes" means any subordinated promissory note of Borrower payable to Lender, in substantially the form of Exhibit "A".

         "Notice" means a Notice of Borrowing or a Notice of Prepayment.

         "Notice of Borrowing" has the meaning set forth in Section 2.02.

         "Notice of Prepayment" has the meaning set forth in Section 4.03(b).

         "Obligations" means the indebtedness, liabilities and other obligations of Borrower to Lender under or in connection with any of the Loan Documents, including all Term Loans, all interest accrued thereon (including interest that, but for the filing of a petition in bankruptcy with respect to any Borrower, would have accrued on the Obligations), all fees due under this Agreement or any of the Loan Documents and all other amounts payable by Borrower to Lender thereunder or in connection therewith.

         "Pension Plan" means any employee pension benefit plan covered by Title IV of ERISA (other than a Multiemployer Plan) that is maintained for employees of Borrower or any ERISA Affiliate or with regard to which Borrower or an ERISA Affiliate has an obligation to contribute.

         "Permitted Debt" means Indebtedness of Borrower or any Subsidiary of the Borrower which is now or hereafter outstanding under one or more (i) warehouse facilities; provided, however that the assets purchased with the proceeds of such Indebtedness are or, prior to any funding under the warehouse facility with respect to such assets, were eligible to be recorded as held for sale on the consolidated balance sheet of Borrower in accordance with GAAP; and/or (ii) the Senior Loan Agreement and any other credit facilities which are secured by a security interest in the residual interest in securitization assets provided that the advance rate under these facilities are equal to or greater than the greater of (x) 70% of the fair market value determined in accordance with the formula set forth in such credit





                                       6.

facilities or (y) 60% of the book value determined on a consolidated basis in accordance with GAAP.

         "Permitted Liens" means:

         (i) the existing and proposed Liens listed in Schedule 1 or incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by such existing Liens, including any Lien from time to time granted in connection with or permitted to exist under the Senior Loan Agreement;

         (ii) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and which are adequately reserved or otherwise appropriately provided for in accordance with GAAP;

         (iii) Liens of landlords, materialmen, mechanics, warehousemen, carriers or employees or other like Liens imposed by law arising in the ordinary course of business and securing obligations either not delinquent or being contested in good faith by appropriate proceedings and which are adequately reserved or otherwise appropriately provided for in accordance with GAAP and which do not in the aggregate materially impair the use or value of the property to which they attach or risk the loss or forfeiture of title thereto;

         (iv) Liens consisting of deposits or pledges to secure the payment of worker's compensation, unemployment insurance or other social security benefits or obligations, or to secure the performance of bids, trade contracts, leases, public or statutory obligations, surety or appeal bonds or other obligations of a like nature incurred in the ordinary course of business (other than for indebtedness or any Liens arising under ERISA);

         (v) easements, rights of way, covenants, consents, reservations, encroachments, variations and other similar restrictions, charges or encumbrances (whether or not recorded) which do not (x) secure Indebtedness or the deferred purchase price of any asset, (y) interfere materially with the ordinary course of business or (z) in the aggregate materially impair the use or value of the property to which they attach or risk the loss or forfeiture of title thereto;

         (vi) any judgment, attachment or similar Lien, but only if (A) the judgment it secures has been discharged or execution thereof effectively stayed pending appeal while such judgment is being contested in good faith and by appropriate proceedings within thirty (30) days of the entry thereof, or shall have been discharged within five Business Days of the expiration of any such stay or (B) all such Liens in the aggregate (excluding Liens covered by subclause (A)) at any time outstanding for the Borrower and its Subsidiaries do not exceed $500,000 at any time;

         (vii) Liens existing on any property acquired by Borrower or its Subsidiaries at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon; and

         (viii) Liens on assets of corporations which become Subsidiaries of Borrower after the date hereof; provided that such Liens existed at the time the respective corporations became Subsidiaries of Borrower and were not created in anticipation thereof and provided, further, that neither Borrower nor any other Subsidiary of Borrower shall have any liability in respect of such Liens or the obligations secured by such Liens.

         "Person" means an individual, corporation, partnership, joint venture, trust, unincorporated organization or any other entity of whatever nature or any Governmental Authority.

         "Plan" means any employee pension benefit plan as defined in Section 3(2) of ERISA (including any Multiemployer Plan) and any employee welfare benefit plan, as defined in Section 3(1) of ERISA (including any plan providing benefits to former employees or their survivors) established or maintained by Borrower or to which Borrower or any ERISA Affiliate has an obligation to contribute.

         "Preferred Stock" means stock or other preferred equity security of the Borrower which is senior in right of liquidation of Borrower's common stock.

         "Premises" means any and all real property, including all buildings and improvements now or hereafter located thereon and all appurtenances thereto, now or hereafter owned, leased, occupied or used by Lender.

         "Responsible Officer" means, with respect to any Person, the chief executive officer, the president, the chief financial officer or the treasurer of such Person, or any other senior officer of such Person having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of any such Person, or any other senior officer of such Person involved principally in the financial administration or controllership function of such Person and having substantially the same authority and responsibility.

         "Restricted Payments" means dividends on any shares of common stock and Preferred Stock and any other distribution not related to investments in the ordinary course of business or an investment in the auto finance business.

         "Senior Event of Default" means the occurrence of any Event of Default under and as from time to time




                                       7.

defined in the Senior Loan Agreement, or the Borrower's failure to pay any installment of principal or interest on any Senior Obligations when due, whether at stated maturity, by acceleration or otherwise, or failure to pay any other amount due under any other Senior Obligations within five (5) days after the due date or any other Event of Default under the Senior Obligations.

         "Senior Lender" means State Street Bank and Trust Company for itself and as Agent for all Banks from time to time party to the Senior Loan Agreement, and each such Bank, individually, and each of their respective participants, successors and assigns as holders or participants of Senior Obligations and any other holder of Senior Obligations.

         "Senior Obligations" means (i) that certain Excess Servicing and Trust Receivable Revolving Credit and Term Loan Agreement dated as of January 31, 1996, by and among the Borrower and State Street Bank and Trust Company, for itself and as Agent for BankBoston, N.A., formerly known as The First National Bank of Boston, and such other banks as may from time to time be party thereto, as heretofore and hereafter amended from time to time (as amended, the "Senior Loan Agreement"), including any refinancings or extensions of such Senior Loan Agreement, (ii) the principal of, premium, if any, and interest on loans and other extensions of credit under any other loan agreement or other evidence of Indebtedness in favor of any Senior Lender, all expenses, fees, reimbursements, indemnities and other amounts owing pursuant to any such agreements and any refinancings or extensions of such agreements and (ii) all Indebtedness of the Borrower, including principal and interest on such Indebtedness, whether outstanding on the date of this Agreement or thereafter created, incurred or assumed, unless the instrument under which such Indebtedness is created, incurred, assumed or guaranteed expressly provides that such Indebtedness is not senior or superior in right of payment to the Notes; provided, however, that the term "Senior Obligations" shall not include (a) any Indebtedness of the Borrower to an Affiliate of the Borrower or any refinancings thereof, or
(b) any Indebtedness to any employee of Borrower or (c) any Indebtedness which by its terms or the terms of the instrument creating or evidencing it, is subordinated in right to payment to or pari passu with the Notes. All interest accrued on any Senior Obligations shall constitute Senior Obligations both for periods before and for periods after the commencement of any proceeding under the Bankruptcy Code, regardless of whether the Senior Lender's claim for such interest is allowable in any proceedings under the Bankruptcy Code.

         "Solvent" means, as to any Person at any time, that (i) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (ii) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

         "Subordinate Liabilities" means all Indebtedness of Borrower to Lender for (a) principal of and interest on the Notes, together with any fees or premiums under the Notes or this Agreement, and (b) all other indebtedness or liabilities of Borrower , direct or indirect, contingent or noncontingent, now existing or hereafter incurred or now or hereafter due and owing to Lender under or with respect to the Notes or this Agreement, including fees, expenses, costs, and post-petition interest in bankruptcy.

         "Subsidiary" means any corporation, association, partnership, joint venture or other business entity of which more than 50% of the voting stock or other equity interest is owned directly or indirectly by any Person or one or more of the other Subsidiaries of such Person or a combination thereof.

         "Taxes" has the meaning set forth in Section 5.02(a).

         "Term Commitment Expiry Date" means February 24, 2000.

         "Term Loan" has the meaning set forth in Section 2.01.





                                       8.

         "Termination Event" means any of the following:

                 (i) with respect to a Pension Plan, a reportable event described in Section 4043 of ERISA and the regulations issued thereunder (other than a reportable event not subject to the provisions for thirty (30)-day notice to the PBGC under such regulations);

                 (ii) the withdrawal of Borrower or an ERISA Affiliate from a Pension Plan during a plan year in which the withdrawing employer was a "substantial employer" as defined in ERISA;

                 (iii) the taking of any actions (including the filing of a notice of intent to terminate) to terminate a Pension Plan or the treatment of a Plan amendment as a termination of a Pension Plan under Section 4041 of ERISA;

                 (iv) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or

                 (v) the complete or partial withdrawal of Borrower or an ERISA Affiliate from a Multiemployer Plan.

         "Unfunded Accrued Benefits" means the excess of the present value of a Plan's accrued benefits, as defined in Section 3(23) of ERISA, over the current value of that Plan's assets, as defined in Section 3(26) of ERISA, determined under such Plan as of the most recent valuation date for such Plan.

         "United States" and "U.S." each means the United States of America.

         "Warrant" means that certain warrant issued in favor of Lender by Borrower on the date hereof, substantially in the form of Exhibit "B".

         SECTION 1.02  Accounting Terms; GAAP Changes.

                 (a) Accounting Terms. Unless otherwise defined or the context otherwise requires, all accounting terms not expressly defined herein shall be construed, and all accounting determinations and computations required under the Loan Documents shall be made, in accordance with GAAP, consistently applied.

                 (b) GAAP Changes. If any changes in GAAP from those used in the preparation of the financial statements dated as of December 31, 1996 referred to in Section 8.01(m) ("GAAP Changes") hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) result in a change in the method of calculation of, or in different components in, any of the financial covenants, definitional provisions, standards or other terms or conditions found in this Agreement, (i) the parties hereto agree to enter into negotiations with respect to amendments to this Agreement to conform those covenants, definitional provisions, standards or other terms and conditions as criteria for evaluating Borrower's financial condition and performance to substantially the same criteria as were effective prior to such GAAP Change, and (ii) Borrower shall be deemed to be in compliance with the affected covenant or other provision during the 90-day period following any such GAAP Change if and to the extent that Borrower would have been in compliance therewith under GAAP as in effect immediately prior to such GAAP Change; provided, however, that this Section 1.02(b) shall not be deemed to require Borrower or Lender to agree to modify any provision of this Agreement or any other Loan Document to reflect any such GAAP Change and, if the parties, in their sole discretion, fail to reach agreement on such modifications prior to the end of the 90-day period referred to in clause (ii), the terms of this Agreement shall remain unchanged and the compliance of Borrower with the covenants and other provisions contained herein shall, upon the expiration of such 90-day period, be calculated in accordance with GAAP without giving effect to such GAAP Change.

         SECTION 1.03 Interpretation. In the Loan Documents, except to the extent the context otherwise requires:





                                       9.

                 (i) Any reference to an Article, a Section, a Schedule or an Exhibit is a reference to an article or section thereof, or a schedule or an exhibit thereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                 (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement or any other Loan Document as a whole and not merely to the specific Article, Section, subsection, paragraph or clause in which the respective word appears.

                 (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

                 (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

                 (v) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of the Loan Documents.

                 (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                 (vii) Any table of contents, captions and headings are for convenience of reference only and shall not affect the construction of this Agreement or any other Loan Document.

                 (viii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding"; and the word "through" means "to and including."

                 (ix) The use of a word of any gender shall include each of the masculine, feminine and neuter genders.


                                   ARTICLE II
                                 THE TERM LOANS

         SECTION 2.01 The Term Loans. Lender agrees, on the terms and conditions hereinafter set forth, to make term loans (each a "Term Loan" and, collectively, the "Term Loans") to Borrower from time to time as Borrower may request (but in any event no later than the Term Commitment Expiry Date), in a principal amount up to but not exceeding the Commitment. The Borrower may borrow and repay and reborrow any amount under this Agreement.

         SECTION 2.02 Borrowing Procedure. Each Borrowing by Borrower shall be made upon written or telephonic notice (in the latter case to be confirmed promptly in writing) from Borrower to Lender, which notice shall be received by Lender not later than 10:00 a.m. (California time) on any business day prior to the Term Commitment Expiry Date. Each such notice (a "Notice of Borrowing") shall be in substantially the form of Exhibit "C" and shall be irrevocable and binding upon Borrower. Provided that Borrower is then in compliance with the applicable conditions set forth in Section 7.02, not later than 11:00 a.m. (California time) on the date three Business Days following Lender's receipt of a Notice of Lending, Lender shall make available such Borrowing, in immediately available funds, to Borrower for Borrower's account as designated in the Notice of Borrowing.

         SECTION 2.03 Evidence of Indebtedness. As additional evidence of the Indebtedness of Borrower to Lender resulting from the Term Loans made by Lender, Borrower shall execute and deliver for account of Lender a Note, dated the date of the corresponding Borrowing, in the principal amount of the Term Loan made by Lender on such date.

         SECTION 2.04 Minimum Amounts. Any Borrowing hereunder shall be in an amount (a "Minimum Amount") no less than $500,000.





                                       10.

                                  ARTICLE III
                               INTEREST AND FEES

         SECTION 3.01  Interest.

                 (a) Interest Rate. Borrower shall pay interest on the unpaid principal amount of each Term Loan made to Borrower from the date of such Term Loan until the payment in full thereof, at the rate of nine and one-half (9.5%) percent per annum.

                 (b) Interest Payment Dates. Interest on the Term Loans shall be payable in arrears monthly on the last day of each month following the month in which the related Borrowing was made and at the Maturity Date or the Extended Maturity Date, as applicable, until payment in full. In the event any Term Loan is prepaid, all accrued interest on the amount so prepaid shall be payable.

         SECTION 3.02  Fees.

                 (a) Commitment Fee. Borrower agrees to pay to Lender a commitment fee of $200,000 at the closing.

                 (b)      Fees Nonrefundable.  All fees payable under this
Section 3.02 shall be nonrefundable.

         SECTION 3.03 Computations. All computations of fees and interest hereunder shall be made on the basis of a year of 365 days for the actual number of days occurring in the period for which such interest is payable. Notwithstanding the foregoing, if any Term Loan is repaid on the same day on which it is made, such day shall be included in computing interest on such Term Loan.

         SECTION 3.04 Highest Lawful Rate. Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the applicable interest rate, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other Loan Document, would exceed the maximum rate of interest which may be charged, contracted for, reserved, received or collected by Lender in connection with this Agreement under applicable law (the "Maximum Rate"), Borrower shall not be obligated to pay, and Lender shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Maximum Rate, and during any such period the interest payable hereunder shall be limited to the Maximum Rate.


                                   ARTICLE IV
                           REDUCTION OR TERMINATION;
                             REPAYMENT; PREPAYMENT;
                               OPTION TO TERM OUT

         SECTION 4.01 Reduction or Termination of the Commitments. Borrower may, upon prior notice to Lender as provided herein, terminate in whole or reduce ratably in part, as of the date specified by Borrower in such notice, any then unused portion of the Commitment, provided that each artial reduction shall be in a Minimum Amount; and provided further, that once reduced in accordance with this Section 4.01, the Commitment may not be increased.

         SECTION 4.02 Repayment of the Term Loans. Borrower shall only be required to pay interest on the outstanding Term Loans prior to the Maturity Date at which time all outstanding principal and accrued and unpaid interest shall be due in full unless Borrower has elected by written notice delivered not less than ten (10) days prior to the Maturity Date to extend the Maturity Date, provided no Default or Event of Default shall have occurred and be continuing as of the Maturity Date (the "Extended Maturity Date") for three (3) years from the date of the original Maturity Date. Borrower shall repay to Lender the aggregate principal amount of the Term Loans in equal consecutive monthly installments together with accrued and unpaid interest thereon, commencing on the last day of the first month after the Maturity Date and continuing until the Extended Maturity Date.





                                       11.

         SECTION 4.03  Prepayments.

                 (a) Optional Prepayments. Borrower may, upon three Business Days' notice to Lender, prepay the outstanding amount of any Term Loans in whole or ratably in part, without premium or penalty. Any amount so repaid may be reborrowed prior to the Term Commitment Expiry Date.

                 (b) Notice; Application. The notice given of any prepayment pursuant to Section 4.03(a) (a "Notice of Prepayment") shall be substantially in the form of Exhibit "D". If Borrower gives a Notice of Prepayment, Borrower shall make such prepayment and the prepayment amount specified in such Notice shall be due and payable on the date specified therein, with accrued interest to such date on the amount prepaid.


                                   ARTICLE V
                                    PAYMENTS

         SECTION 5.01  Payments.

                 (a) Payments. Borrower shall make each payment to be made by it under the Loan Documents, unconditionally in full without set-off, counterclaim or other defense, not later than 12:00 p.m. (California time) on the day when due to Lender in Dollars and in same day or immediately available funds, to the account designated by Lender.

                 (b)      Application of Payments.   Each payment by or on
behalf of Borrower hereunder shall, unless a specific determination is made by Lender with respect thereto, be applied in the following order: (A) first, to any fees, costs, expenses and other amounts due Lender; (B) second, to accrued and unpaid interest due Lender; and (C) third, to principal due Lender.

                 (c) Extension. Whenever any payment hereunder shall be stated to be due, or whenever any Interest Payment Date or any other date specified hereunder would otherwise occur, on a day other than a Business Day, then, except as otherwise provided herein, such payment shall be made, and such Interest Payment Date or other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees hereunder.

         SECTION 5.02  Taxes.

                 (a) No Reduction of Payments. Borrower shall pay all amounts of principal, interest, fees and other amounts due under the Loan Documents free and clear of, and without reduction for or on account of, any present and future taxes, levies, imposts, duties, fees, assessments, charges, deductions or withholdings and all liabilities with respect thereto excluding, in the case of Lender, income and franchise taxes imposed on it by the jurisdiction under the laws of which Lender is organized or in which its principal executive offices may be located or any political subdivision or taxing authority thereof or therein, and by the jurisdiction of Lender's principal place of business and any political subdivision or taxing authority thereof or therein (all such nonexcluded taxes, levies, imposts, duties, fees, assessments, charges, deductions, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Taxes shall be required by law to be deducted or withheld from any payment from Borrower, Borrower shall increase the amount paid so that Lender receives when due (and is entitled to retain), after deduction or withholding for or on account of such Taxes (including deductions or withholdings applicable to additional sums payable under this
Section 5.02), the full amount of the payment provided for in the Loan
Documents.

                 (b) Deduction or Withholding; Tax Receipts. If Borrower makes any payment hereunder in respect of which it is required by law to make any deduction or withholding, it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and promptly thereafter shall furnish to Lender an original or certified copy of a receipt





                                       12.

evidencing payment thereof, together with such other information and documents as Lender may reasonably request.


                                   ARTICLE VI
                                 SUBORDINATION

         SECTION 6.01 Subordination. So long as any Senior Obligations are outstanding, Lender agrees, for itself and each future holder of the Subordinate Liabilities, that the Subordinate Liabilities are and shall be expressly subordinate and junior in right of payment and exercise of remedies to all Senior Obligations in the manner and solely to the extent set forth in this Article VI.

         SECTION 6.02  Insolvency, Etc.

                 (a) In the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings, relative to Borrower or to its property, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Borrower, whether or not involving insolvency or bankruptcy, so long as any Senior Obligations are outstanding, the holders of Senior Obligations shall be entitled in any such proceedings to receive payment in full in cash of all Senior Obligations before Lender is entitled in such proceedings to receive any payment on account of the Subordinate Liabilities, and to that end in any such Proceedings, so long as any Senior Obligations remain outstanding, any payment or distribution of any kind or character, whether in cash or in other property, to which Lender would be entitled but for the provisions hereof (except securities which are subordinate and junior in right of payment to all Senior Obligations then outstanding) shall be delivered to the holders of Senior Obligations to the extent necessary to make payment in full in cash of all Senior Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations in respect thereof.

                 (b) So long as any Senior Obligations remain outstanding and at any time after the notice period required in the immediately following sentence, the holders of Senior Obligations (or their representatives) are authorized and empowered, in any proceedings described in Section 6.02(a), in their own names or in the name of Lender, to (i) file claims, proofs of claim and other instruments of similar character reasonably necessary to enforce the obligations of Borrower in respect of the Subordinate Liabilities, and (ii) receive and apply to the Senior Obligations every payment or distribution referred to in Section 6.02(a) to which Lender is entitled in respect thereof and give acquittance therefor. In the event that Lender shall fail to take such action requested by the holders of Senior Obligations within five (5) Business Days after such request, the holders of Senior Obligations may, as attorney-in-fact for Lender, take such action on behalf of Lender in such proceedings, and Lender hereby appoints the holders of Senior Obligations, or any agent or representative designated by them for the purpose, as attorney-in-fact for Lender, to (i) demand, sue for, collect and receive any and all such monies or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, and (ii) to take such other action incidental thereto in its own name or in the name of Lender as the holders of Senior Obligations may reasonably deem necessary; and Lender will execute and deliver such other and further powers of attorney or other instruments as the holders of Senior Obligations, or any agent or representative designated by them for the purpose, may request in order to accomplish the foregoing. Notwithstanding the foregoing, neither this Section
6.02 nor any other provision of this Agreement or the other Loan Documents or Borrower's charter documents shall be construed to give any holder of Senior Obligations any right to vote any Note, any shares of common stock of Borrower represented by the Warrant or issued pursuant to the exercise of the Warrant or any claim thereunder or with respect thereto, or any portion of any such Notes, shares or claim, whether in connection with any resolution, arrangements, plan of reorganization, compromise, settlement, election of trustees or otherwise.





                                      13.

         SECTION 6.03 Senior Acceleration. In the event that all or any part of the Senior Obligations held by any of the Senior Lenders have become due and payable (at stated maturity, by demand, by acceleration or otherwise) under circumstances in which Section 6.02 is not applicable, Lender shall not be entitled to receive or retain any direct or indirect payment (in cash, property, by set-off or otherwise) on or with respect to the Subordinate Liabilities until payment in full in cash of all such accelerated Senior Obligations shall have been made or otherwise provided for to the satisfaction (confirmed in writing) of the holders thereof.

         SECTION 6.04  Senior Events of Default.

                 (a) So long as a Senior Event of Default has occurred and is continuing under circumstances in which Sections 6.02 and 6.03 are not applicable, subject to Section 6.04(b), Lender shall not be entitled to receive or retain any direct or indirect payment (in cash, property, by set-off or otherwise) on or with respect to the Subordinate Liabilities.

                 (b) Notwithstanding the restrictions set forth in Section 6.04(a), if any amount which becomes due and payable (at stated maturity, by demand, by acceleration or otherwise) on or with respect to the Subordinate Liabilities is not paid as a result of the continuance of a Senior Event of Default (under circumstances in which Sections 6.02 and 6.03 are not applicable), Lender shall be entitled to receive and retain such amount after the earlier of:

                          (i)     the date on which all Senior Events of
Default have been cured or waived in writing by the Senior Lender; and

                          (ii)    the date occurring one hundred twenty (120)
days after the date the Lender has received notice of the occurrence of a Senior Event of Default (the period of time from the Lender's receipt of notice of the occurrence of a Senior Event of Default to the earlier of the date on which Senior Events of Default shall have been cured or waived or such one hundred twenty (120) days being hereinafter referred to as the "Standstill Period").

   SECTION 6.05  Turn-Over of Payments Received.

                 (a) In the event that Borrower shall make any payment on the Subordinate Liabilities or Lender shall receive any such payment, whether by exercise of legal rights and remedies (including without limitation set-off) or otherwise, including without limitation any exercise of remedies upon the expiration of the remedy standstill period under Section 6.10 below, which Lender is or was not permitted to receive and retain pursuant to Sections 6.02, 6.03, or 6.04, such payment shall be held in trust for the benefit of, and shall be paid over promptly on demand to, the holders of Senior Obligations, or their representative or representatives, as their respective interests may appear, for application to the payment of all Senior Obligations remaining due and payable until the same shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Obligations, provided, however, notwithstanding anything herein to the contrary, Lender shall not be required to turn over any payment made to Lender more than ninety (90) days prior to any demand pursuant to Section 6.04(a) above. Without limiting the foregoing, the Lender shall be entitled to retain all payments made in respect of the Subordinate Liabilities in accordance with the terms of this Agreement unless, within ninety (90) days after receipt by the Lender of any such payment, the Agent on behalf of the Senior Lenders shall have notified the Lender of a Senior Event of Default, in which case the Lenders shall forthwith pay over to the Agent on behalf of the Senior Lender such payment or an amount of cash equal thereto for application in payment of the Senior Obligations, provided, however, that if a trustee or debtor in possession in bankruptcy of Borrower makes a demand on Lender to turn over any payments received in the ninety (90)-day period immediately preceding the bankruptcy filing, then the Lender shall be permitted to make payments of such amounts to the trustee or debtor in possession in lieu of making such payments to the Senior Lender.





                                       14.

         Nothing contained in this Article VI shall at any time prevent Borrower from making, or prevent Lender from receiving or retaining, except as provided in Sections 6.02, 6.03, 6.04, and 6.05, payments with respect to Subordinate Liabilities in accordance with their respective terms as in effect on the date hereof.

                 (b) The proceeds of any sale or other disposition (other than to Lender) of Subordinate Liabilities in compliance with Section 6.12 hereof, which may be received by a holder thereof, shall not be treated as a payment to which the holders of Senior Obligations are entitled under this Agreement.

         SECTION 6.06 Obligations Absolute. The provisions of this Article VI are solely for the purpose of defining the relative rights of the holders of Senior Obligations on the one hand and Lender on the other hand with respect to the priority of payment and exercise of remedies of the various obligations of Borrower to each of them. Nothing herein shall impair, as between Borrower and Lender, the obligations of Borrower, which are unconditional and absolute, set forth in this Agreement, nor shall anything in this Article VI prevent the occurrence of any event of default under this Agreement or the Notes, or prevent any Lender from exercising all remedies otherwise permitted by this Agreement and the Notes, applicable law or otherwise, subject to (a) the rights, if any, of the holders of Senior Obligations under Section 6.05 of this Agreement to receive cash or property otherwise payable or deliverable to Lender, and (b) the other restrictions on Lender in favor of the holders of Senior Obligations set forth in Article VI.

         SECTION 6.07 Subrogation. Upon and subject to the payment in full in cash of the Senior Obligations, Lender shall be subrogated to the rights of the holders of Senior Obligations to receive payments or distributions of assets of Borrower applicable to the Senior Obligations until the Subordinate Liabilities shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the holders of Senior Obligations to which Lender would be entitled except for the provisions of this Article VI shall, as between Borrower and its creditors other than the holders of Senior Obligations and Lender, be deemed to be a payment on account of the Senior Obligations. Lender hereby waives any claim against the Senior Lenders based on impairment of Lender's rights of subrogation against Borrower due to the action or inaction of the Senior Lenders or otherwise.

         SECTION 6.08 Subordination Not Affected. Without the necessity of any reservation of rights against or any notice to or further assent by Lender, any demand for payment of any Senior Obligations made by any holder of Senior Obligations may be rescinded in whole or in part by such holder and any Senior Obligations may be continued, the holders of Senior Obligations may exercise or refrain from exercising any rights and/or remedies against the Borrower and others, if any, liable under the Senior Obligations, or any collateral security therefor or right of offset with respect thereto, the Senior Indebtedness and any agreement or instrument evidencing, securing or otherwise relating thereto (including, without limitation the Senior Loan Agreement and the Notes, the Security Documents and other Loan Documents (as each such term is defined in the Senior Loan Agreement) may be amended, extended, modified, accelerated, compromised, waived, surrendered or released by the holders of the Senior Obligations, and any other agreement or instrument evidencing, securing or otherwise relating to the Senior Obligations may be amended or modified in any manner the Senior Lender deems in its best interest, all without impairing, abridging, releasing or affecting the subordination provided for herein.
Lender waives any and all notice of or proof of reliance by the holders of Senior Obligations upon the subordination provided for herein. The Senior Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon the provisions of this Article VI.

         SECTION 6.09 Right To Retain Payment Received. Notwithstanding anything to the contrary herein, any payment in respect of the Subordinate Liabilities which is not required to be held in trust for the benefit of, or paid over to, the holders of Senior Obligations pursuant to Section 6.05 or
Section 6.10, and which is received by the Lender shall become the sole and absolute property of Lender and shall not, by virtue of the provisions of this Agreement or otherwise, be subject to any payment over or any distribution to or claim by any holders of Senior Obligations or any other person.

         SECTION 6.10  Remedy Standstill.  For a period of one hundred twenty
(120) days following the commencement of any payment blockage under Section 6.02, 6.03 or 6.04, the Lender shall not, without the prior written consent of each of the Senior Lenders:





                                       15.

                 (a) Accelerate or otherwise make due and payable prior to the original stated maturity thereof any Subordinated Liabilities or bring suit or initiate any other proceedings to enforce its rights under the Agreement, and the Notes;

                 (b) Exercise any rights (including, without limitation, rights of set-off) with respect to any collateral, if any, securing the Subordinated Liabilities, including any foreclosure or other action thereon; or

                 (c) Commence or cause to be commenced, or join with any creditor other than the Senior Lenders in commencing, any bankruptcy, insolvency or receivership proceeding against the Borrower.

         To the extent that Lender is required under Section 6.05 to turn over the proceeds of any exercise of its remedies against Borrower, then (i) any exercise of remedies by the Lender upon the expiration of the remedy standstill period set forth in this Section 6.10 shall be for the economic benefit of the holders of the Senior Obligations; and (ii) any amounts which may be paid to or otherwise recovered or obtained by the Lender in reliance on the expiration of the remedy standstill period shall be held in trust for the benefit of, and shall be paid over promptly on demand to, the holders of the Senior Obligations, or their representative or representatives, as their respective interest may appear, for application to the payment of all Senior Obligations remaining due and payable until the same shall have been paid in full in cash.

         SECTION 6.11  Notices.

                 (a) By Lender to the Senior Lenders. Lender shall provide each of the Senior Lenders with notice of any default under this Agreement simultaneously with giving notice to Borrower, provided, however, that Lender shall have no liability to the Senior Lenders for Lender's failure to provide the Senior Lenders with any notice required under this Section 6.11.

                 (b) By Borrower to Lender. Borrower shall promptly provide Lender with copies of all notices of any default or intention to exercise any remedies received by it from any Senior Lender immediately upon its receipt thereof.

                 (c) By Senior Lenders to Lender. Any Senior Lender may provide Lender with notice of a Senior Event of Default, and such notice shall be effective if given in accordance with Section 12.02 below. Failure by any Senior Lender to provide such notice shall not affect or impair the enforceability of the subordination provisions of Article VI of this Agreement.

         SECTION 6.12 Transfers. Lender shall not sell, assign or otherwise transfer, in whole or in part, any Subordinate Liabilities or any interest therein, to any other person or entity (a "Transferee") unless such Transferee signs an acknowledgment in the form of Exhibit "E" hereto and delivers a signed counterpart hereof acknowledged by Borrower to each Senior Lender, whereby each such Transferee expressly acknowledges the subordination provided for in this
Article VI and agrees to be bound by all of the terms thereof.

         SECTION 6.13 Modifications. No amendment, modification, termination or waiver of any provision of this Article VI, or consent to any departure therefrom, shall in any event be effective without the written concurrence of the Senior Lenders, Lender and Borrower. However, nothing in this Article VI or in the right of the Senior Lenders to collect, enforce or receive payment of the Senior Obligations shall be construed to restrict in any respect whatsoever the right of Lender to amend any other portion of the Loan Documents; provided that no change to any payment or repayment terms or amortization rates of any of Borrower's obligations to Lender may be made without the prior written consent of the Senior Lenders.

         SECTION 6.14 Termination. This Article VI shall remain in full force and effect until payment in full of all Senior Obligations; provided that payment in full of all or any Senior Obligations in connection with a refinancing thereof shall not operate to terminate the provisions of this
Article VI, and; provided further that this Article VI shall continue to be effective or be reinstated (as the case may be) if at any time payment of any of the Senior Obligations is refunded or must otherwise be returned by the Senior Lenders upon the bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under state or federal law, all as though such payment had not been made.

         SECTION 6.15  Warranties, Representations, Covenants and
Acknowledgments of Lender.





                                       16.

                 (a) The Lender represents to the Senior Lenders that to the extent of any Term Loans made hereunder all Indebtedness of the Borrower to the Lender is outstanding under this Agreement and the Notes issued pursuant hereto, and that said Indebtedness has not heretofore been assigned, pledged to, or subordinated in favor of, any other Person.

                 (b) The Lender represents to and covenants with the Senior Lender that any and all Indebtedness of the Borrower to the Lender is and shall remain unsecured.

                 (c) The Lender hereby covenants and agrees with the Senior Lender that it will not amend or permit amendment of the terms of this Agreement or any other agreement, document or instrument hereafter evidencing any Subordinated Liabilities, without the prior written consent of the Senior Lenders if such amendment would: (i) increase the principal amount of any Subordinate Liabilities by more than $10,000,000; (ii) increase the rate of interest accruing on the Subordinated Liabilities; (iii) change in any manner the dates upon which any principal or interest payment on the Subordinated Liabilities is due; (iv) change in any manner, or add, any affirmative or negative covenants, events of default, redemption provisions or subordination provisions of any Subordinated Liabilities that would have a Material Adverse Effect on the Borrower.

                 (d) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Lender, and this Agreement constitutes a valid and binding obligation of the Lender, enforceable against it in accordance with its terms.

                 (e) The Lender acknowledges and agrees that this Agreement is a "subordination agreement" within the meaning of Section 510(a) of the United States Bankruptcy Code, 11 U.S.C. Section 510(a).

                 (f) The Lender will not in any proceeding, whether in connection with a bankruptcy or insolvency or other event described in 6.02 or otherwise, challenge or contest (or join in any challenge or contest by any third party, or encourage any third party to challenge or contest) the Senior Indebtedness or the perfection, superiority, priority, validity or enforceability of any security interest or lien granted to the Senior Lenders pursuant to the Senior Loan Agreement, the Notes, the Security Documents or other Loan Documents (as each term is defined in the Senior Loan Agreement), nor will the Lender challenge the validity or enforceability of such Loan Agreement, Notes, Security Documents or other Loan Documents, or any provision thereof. The Lender hereby acknowledges that the provisions of Article VI of this Agreement are intended to be enforceable at all times, whether before or after any proceeding or other event described in Section 6.02 of this Agreement. The Lender hereby waives any right to require the Senior Lenders or other holders of the Senior Obligations to marshal the collateral for such Senior Obligations.


                                  ARTICLE VII
                              CONDITIONS PRECEDENT

         SECTION 7.01 Conditions Precedent to Initial Borrowing. The obligation of Lender to make its initial Term Loan hereunder shall be subject to the satisfaction of each of the following conditions precedent before or concurrently with such initial Term Loan:

                 (a) Loan Documents. Lender shall have received the following Loan Documents in form and substance satisfactory to it: (i) this Agreement, executed by Borrower, the Note evidencing the first Term Loan, executed by Borrower; and (ii) each of the other Loan Documents, executed by each of the respective parties thereto, reasonably requested by Lender.

                 (b) Additional Closing Documents and Actions. Lender shall have received the following, in form and substance satisfactory to it:

                          (i)  evidence of completion to the satisfaction of
Lender of such investigations, reviews and audits with respect to Borrower and its operations as Lender reasonably may deem appropriate;

                          (ii)  evidence that all (A) authorizations or
approvals of any Governmental Authority and (B) approvals or consents of any other Person, required in connection with the execution, delivery and performance of the Loan Documents shall have been obtained;





                                       17.

                          (iii)  the audited consolidated balance sheet of
Borrower and its Subsidiaries as at December 31, 1996, and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended;

                          (iv)    a certificate of a Responsible Officer of
Borrower, dated the date of the initial Borrowing, stating that (A) the representations and warranties contained in Article VIII and in the other Loan Documents are true and correct on and as of the date of such certificate as though made on and as of such date and (B) on and as of the date of the initial Borrowing, no Default shall have occurred and be continuing or shall result from the initial Borrowing;

                 (c) Corporate Documents. Lender shall have received the following, in form and substance satisfactory to it:

                          (i)     certified copies of the certificate of
incorporation of Borrower, together with certificates as to good standing from the Secretary of State or other Governmental Authority, as applicable, of Borrower's state of incorporation and principal place of business, each dated as of a recent date prior to the initial Borrowing;

                          (ii)    a certificate of the Secretary or Assistant
Secretary of Borrower, dated the date of the initial Borrowing, certifying (A) copies of the bylaws of Borrower and the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of the Loan Documents to which Borrower is a party and (B) the incumbency, authority and signatures of each officer of Borrower authorized to execute and deliver such Loan Documents to which Borrower is a party and act with respect thereto, upon which certificate Lender may conclusively rely until Lender shall have received a further certificate of the Secretary or an Assistant Secretary of Borrower cancelling or amending such prior certificate;

         SECTION 7.02 Conditions Precedent to All Term Loans. The obligation of Lender to make any Term Loan to be made by it hereunder (including its initial Term Loan) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing date:

                 (a) Notice. Lender shall have received a Notice of Borrowing;

                 (b) Material Adverse Effect. On and as of the date of such Borrowing, there shall have occurred no Material Adverse Effect since the date of this Agreement (in the case of the initial Borrowing) or the date of the most recent Borrowing (in the case of any subsequent Borrowing), as the case may be.

                 (c) Representations and Warranties; No Default. On the date of such Borrowing, both before and after giving effect thereto and to the application of proceeds therefrom: (i) the representations and warranties contained in Article VIII and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the date of such Borrowing as though made on and as of such date; and (ii) no Default shall have occurred and be continuing or shall result from such Borrowing. For purposes of this Section 7.02(c), (I) references in Article VIII to financial statements dated as of December 31, 1996 shall be deemed instead to refer to the last day of the most recent month, quarter and year for which financial statements have then been delivered in respect of the representation and warranty made in
Section VIII; and (II) effect shall be given to any amendments to the Schedules and other disclosures made in writing by Borrower to Lender after the date of the initial Borrowing and approved by Lender. The giving of any Notice of Borrowing and the acceptance by Borrower of the proceeds of each Borrowing shall each be deemed a certification to Lender on and as of the date of such Borrowing such statements are true in all material respects.

                 (d) Additional Documents. Lender shall have received, in form and substance satisfactory to it, such additional approvals, documents and other information as Lender may reasonably request. Each Notice of Borrowing submitted by Borrower hereunder shall constitute a representation and warranty by Borrower, as of the date of each such notice and as of the date of each Borrowing, that the conditions in subsections 7.02(b) and (c) have been satisfied.

                 (e) No Senior Event of Default. No Senior Event of Default shall have occurred and be continuing.





                                       18.

                                  ARTICLE VIII
                         REPRESENTATIONS AND WARRANTIES

         SECTION 8.01 Representations and Warranties. Borrower represents and warrants to Lender as of the date hereof and continuing hereafter that, except as set forth in a schedule hereto:

                 (a) Organization and Powers. Borrower is a corporation duly organized, validly existing and in good standing under the law of the jurisdiction of its incorporation, is qualified to do business and is in good standing in each jurisdiction in which the failure so to qualify or be in good standing would result in a Material Adverse Effect and has all requisite power and authority to own its assets and carry on its business and to execute, deliver and perform its obligations under the Loan Documents to which it is a party.

                 (b) Authorization; No Conflict. The execution, delivery and performance by Borrower of the Loan Documents have been duly authorized by all necessary corporate action of Borrower and do not and will not (i) contravene the terms of the certificate of incorporation and the bylaws of Borrower or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected; (ii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree or the like binding on or affecting Borrower; or
(iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties of Borrower.

                 (c) Binding Obligation. The Loan Documents constitute, or when delivered under this Agreement will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

                 (d) Consents. No authorization, consent, approval, license, exemption of, or filing or registration with, any Governmental Authority, or approval or consent of any other Person, is required for the due execution, delivery or performance by Borrower of any of the Loan Documents.

                 (e) No Defaults. Borrower is not in default under any material contract, lease, agreement, judgment, decree or order to which it is a party or by which it or its properties may be bound are likely to result in a Material Adverse Effect.

                 (f) Title to Properties; Liens. Borrower has good and marketable title to, or valid and subsisting leasehold interests in, its properties and assets, and there is no Lien upon or with respect to any of such properties or assets except for Permitted Liens.

                 (g) Litigation. There are no actions, suits or proceedings pending or, to the best of Borrower's knowledge, threatened against or affecting Borrower or the properties of Borrower before any Governmental Authority or arbitrator which if determined adversely to Borrower is likely to result in a Material Adverse Effect.

                 (h) Compliance with Environmental Laws. Except for activities or situations that are unlikely to give rise to a liability that could have a Material Adverse Effect: (i) Borrower is in full compliance with all Environmental Laws, whether in connection with the ownership, use, maintenance or operation of its Premises or the conduct of any business thereon, or otherwise; (ii) there are no actions, suits, claims, notices of violation, hearings, investigations or proceedings pending or, to the best of Borrower's knowledge, threatened against or affecting Borrower with respect to the ownership, use, maintenance and operation of the Premises, relating to Environmental Laws or Hazardous Substances.

                 (i)      ERISA.

                          (i)  all Plans comply in all material respects, and
have been administered in material compliance with, the applicable provisions of foreign law, ERISA and the Internal Revenue Code, and in accordance with each Plan's terms;

                          (ii)  no Termination Event has occurred and is
continuing, or is reasonably expected to occur;





                                       19.

                          (iii)  to the best knowledge of Borrower, there is no
condition or event under which Borrower, any ERISA Affiliate, or any Plan maintained by Borrower or any ERISA Affiliate could be subject to any risk of material liability under ERISA or the Internal Revenue Code, regardless of whether Borrower or any ERISA Affiliate engaged in a transaction giving rise to the liability; and

                          (iv)  Borrower is not a party to any Multiemployer
Plans.

                 (j) Subsidiaries. The name, capital structure and ownership of each Subsidiary of Borrower on the date of this Agreement is as set forth in Schedule 2. All of the outstanding capital stock of, or other interest in, each such Subsidiary has been validly issued, and is fully paid and nonassessable. Except as set forth in Schedule 2, on the closing Borrower has no equity interest in any Person.

                 (k) Taxes. Borrower has duly filed all tax and information returns required to be filed (the failure of which to file is likely to have a Material Adverse Effect), and has paid all taxes, fees, assessments and other governmental charges or levies that have become due and payable (the failure of which to pay is likely to have a Material Adverse Effect), except to the extent such taxes or other charges are being contested in good faith and are adequately reserved against or otherwise provided for in accordance with GAAP.

                 (l) Insurance. The properties of Borrower are insured, with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in the localities where Borrower or such Subsidiary operates.

                 (m) Financial Statements. The audited consolidated balance sheet of Borrower and its Subsidiaries as at December 31, 1996, and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, are complete and correct and fairly present the financial condition of Borrower and its Subsidiaries as at such dates and the results of operations of Borrower and its Subsidiaries for the periods covered by such statements, in each case in accordance with GAAP consistently applied except as otherwise expressly noted therein. Since December 31, 1996, there has been no Material Adverse Effect.

                 (n) Liabilities. Neither Borrower nor any of its Subsidiaries has any material liabilities, fixed or contingent, that are not reflected in the financial statements referred to in subsection (n), in the notes thereto or otherwise disclosed in writing to Lender, other than liabilities arising in the ordinary course of business since December 31, 1996.

                 (o) Labor Disputes, Etc. There are no strikes, lockouts or other labor disputes against Borrower or any of its Subsidiaries, or, to the best of Borrower's knowledge, threatened against or affecting Borrower or any of its Subsidiaries, and no Event of Loss has occurred with respect to any assets or property of Borrower which is likely to result in a Material Adverse Effect.

                 (p)      Solvency.  Each of Borrower and its Subsidiaries is
Solvent.

                 (q) Investment Company Act. Borrower is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                 (r) Disclosure. None of the representations or warranties made by Borrower in the Loan Documents as of the date of such representations and warranties, and none of the statements contained in each exhibit or report furnished by or on behalf of Borrower to Lender in connection with the Loan Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they are made, not misleading.





                                       20.

                                   ARTICLE IX
                             AFFIRMATIVE COVENANTS

         SECTION 9.01 Reporting Covenants. So long as any of the Obligations shall remain unpaid or Lender shall have any Commitment, Borrower hereby agrees as to itself and its Subsidiaries, that:

                 (a) Payment of Notes. Borrower shall pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Lender, holds as of 10:00 a.m. California Time on the due date money deposited by the Borrower in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due.

                 (b) Reports. Borrower shall furnish to Lender (i) within 45 days after the end of each of the first three quarterly fiscal periods in each fiscal year of Borrower, unaudited consolidated financial statements of the Borrower and its Subsidiaries and (ii) within ninety (90) days after the end of each fiscal year of Borrower, annual audited consolidated financial statements of Borrower and its Subsidiaries.

                 (c) Compliance Certificate. Borrower shall deliver to Lender, within ninety (90) days after the end of each fiscal year, an officers' certificate stating that a review of the activities of the Borrower and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Borrower has kept, observed, performed and fulfilled its obligations under this Agreement, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge Borrower has kept, observed, performed and fulfilled each and every covenant contained in this Agreement and is not in default in the performance or observance of any of the material terms, provisions and conditions of this Agreement (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action Borrower is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

                 (d) Taxes. Borrower shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to Lender.

                 (e) Corporate Existence. Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of Borrower or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of Borrower and its Subsidiaries; provided, however, that Borrower shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of Borrower and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to Lender.

                 (f) Maintenance of Insurance. Borrower will keep all the material property used in its business in good repair, working order and condition, ordinary wear and tear excepted, and Borrower will, and will cause each of its Subsidiaries to, carry and maintain in full force and effect, at its own expense and with financially sound and reputable insurance companies, insurance in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in the same or similar businesses and owning similar properties in the localities where Borrower or its Subsidiaries operate, including





                                       21.

fire, extended coverage, business interruption, public liability, property damage and worker's compensation; provided, however, that Borrower may maintain a system of self-insurance in place of the aforementioned insurance, in an amount not exceeding an amount as is customary for companies engaged in the same or similar businesses and owning similar properties in the localities where Borrower or its Subsidiaries operate.


                 (g) Keeping of Records and Books of Account. Borrower will, and will cause each of its Subsidiaries to, keep adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all financial transactions of Borrower and its Subsidiaries.

                 (h) Additional Permitted and Senior Debt. Borrower will provide to Lender (i) copies of any amendments to the Senior Loan Agreement and
(ii) written notice describing any Senior Debt or Permitted Debt which Borrower incurs after the date of this Agreement. The only additional Senior Debt incurred by Borrower shall be (i) incurred in connection with the refinancing of the Senior Loan Agreement, (ii) warehouse financings, or (iii) residual interest in securitization financings.


                                   ARTICLE X
                               NEGATIVE COVENANTS

         SECTION 10.01 Negative Covenants. So long as any of the Obligations shall remain unpaid or Lender shall have any Commitment, Borrower hereby agrees as to itself and its Subsidiaries, that:

                 (a) Restricted Payments. Borrower shall not make any Restricted Payment during the term of this Agreement.

                 (b) Limitation on Additional Funded Debt. Borrower shall not incur additional Funded Debt unless the ratio of Funded Debt to the latest quarter Consolidated Net Worth is less than .75 to 1.

                 (c) Transactions with Affiliates. Borrower shall not, and shall not permit any of its Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or Guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless (i) such Affiliate Transaction is on terms that are no less favorable to the Borrower or the relevant Subsidiary than those that would have been obtained in a comparable transaction by Borrower or such Subsidiary with an unrelated Person.

                 (d) Limitation on Investment Company Status. Borrower and its Subsidiaries shall not take any action, or otherwise permit to exist any circumstance, that would require Borrower to register as an "investment company" under the Investment Company Act of 1940, as amended.

                 (e) Restrictions on Fundamental Changes. Borrower will not, nor will it permit any of its Subsidiaries to, merge with or consolidate into any Person, except where:

                          (i)  the successor entity is a United States Person;

                          (ii)    the successor entity executes an assumption
agreement assuming all of the obligations of Borrower hereunder;

                          (iii)  the pro forma financial statements for such a
merger or consolidation do not indicate an Event of Default; and

                          (iv)  the pro forma financial statements for such a
merger or consolidation indicate that the successor entity would be eligible to incur an additional $1.00 of Funded Debt.





                                       22.

                                   ARTICLE XI
                               EVENTS OF DEFAULT

         SECTION 11.01 Events of Default. Any of the following events which shall occur shall constitute an "Event of Default":

                 (a) Payments. Borrower shall fail to pay (i) within five days following the date when due, any interest on any Term Loan or Notes (ii) on the date when due, any principal of any Term Loan or Notes.

                 (b) Failure by Borrower to Perform Certain Negative Covenants. Borrower allows thirty (30) days to pass on the noncompliance of negative covenants after the earlier to occur of written notice or such noncompliance first becomes known to any executive officer of Borrower.

                 (c) Failure by Borrower to Perform Certain Affirmative Covenants. Borrower allows sixty (60) days to pass on the noncompliance of affirmative covenants after the earlier to occur of written notice or such noncompliance first becomes known to any executive officer of Borrower.

                 (d) Breach of Representations and Warranties. Any representation or warranty by Borrower under this Agreement shall prove to have been incorrect in any material respect when made and such representation and warranty is not capable of being cured or the Borrower shall fail to make such representation and warranty correct in all material respects within thirty (30) days from the date such noncompliance becomes known to any executive officer of Borrower.

                 (e) Bankruptcy. Borrower or any of its respective Subsidiaries shall admit in writing its inability to, or shall fail generally or be generally unable to, pay its debts (including its payrolls) as such debts become due, or shall make a general assignment for the benefit of creditors; or Borrower, or any such Subsidiary shall file a voluntary petition in bankruptcy or a petition or answer seeking reorganization, to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Code or under any other state or federal law relating to bankruptcy or reorganization granting relief to debtors, including without limitation the appointment of a receiver, whether now or hereafter in effect, or shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against Borrower or any such Subsidiary pursuant to the Bankruptcy Code or any such other state or federal law; or Borrower or any such Subsidiary shall be adjudicated a bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any custodian, receiver or trustee for all or any substantial part of Borrower's or any such Subsidiary's property, or shall take any action to authorize any of the actions or events set forth above in this subsection; or an involuntary petition seeking any of the relief specified in this subsection shall be filed against Borrower or any such Subsidiary and shall not be dismissed within sixty
(60) days; or any order for relief shall be entered against Borrower or any such Subsidiary in any involuntary proceeding under the Bankruptcy Code or any such other state or federal law referred to in this subsection (d).

                 (f) Default Under Other Indebtedness. Borrower or any of its respective Subsidiaries shall fail (i) to make any payment of any principal of, or interest or premium on, any Indebtedness (other than in respect of the Term Loans) in an aggregate principal amount outstanding of at least $2,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or (ii) to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such Indebtedness, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or observe is to cause the holder of such Indebtedness to exercise a right to accelerate the maturity of such Indebtedness.

                 (g) Judgments. A final judgment or order for the payment of money in excess of $1,000,000 which is not fully covered by third-party insurance shall be rendered against any Borrower or any of its Subsidiaries; provided, however, that there shall be a period of sixty (60) consecutive days following such final judgment or





                                       23.

order during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

                 (h) Tax Lien. A tax lien shall be filed against Borrower for an amount in excess of $1,000,000.

         SECTION 11.02 Effect of Event of Default. If any Event of Default shall occur and be continuing, Lender may (i) by notice to Borrower, (A) declare the Commitment to be terminated, whereupon the same shall forthwith terminate, (B) declare the entire unpaid principal amount of the Term Loans and the Notes, all interest accrued and unpaid thereon and all other Obligations to be forthwith due and payable, whereupon such amounts with respect to the Term Loans and the Notes, all such accrued interest and all such other Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and (C) exercise on behalf of itself all rights and remedies available to it under the Loan Documents or applicable law; provided that if an event described in Section 11.01(d) shall occur, the results specified in this clause (i) shall occur automatically, without the giving of any notice by Lender to Borrower; and (ii) whether or not the actions referred to in clause
(i) have been taken, proceed to enforce all other rights and remedies available to Lender under the Loan Documents and applicable law.


                                  ARTICLE XII
                                 MISCELLANEOUS

         SECTION 12.01 Amendments and Waivers. Except as otherwise provided herein or in any other Loan Document, (i) no amendment to any provision of this Agreement or any of the other Loan Documents shall in any event be effective unless the same shall be in writing and signed by the parties thereto; and (ii) no waiver of any provision of this Agreement or any other Loan Document, or consent to any departure by Borrower or other party therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 12.02 Notices. All notices and other communications provided for hereunder and under the other Loan Documents shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and mailed, sent or delivered to the respective parties hereto at or to their respective addresses or facsimile numbers set forth below their names on the signature pages hereof, or at or to such other address or facsimile number as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be effective (i) if delivered by hand, when delivered;
(ii) if sent by mail, upon the earlier of the date of receipt or five Business Days after deposit in the mail, first class (or air mail, with respect to communications to be sent to or from the United States), postage prepaid; and
(iii) if sent by facsimile transmission, when sent.

         SECTION 12.03 No Waiver; Cumulative Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Lender.

         SECTION 12.04 Survival. All covenants, agreements, representations and warranties made in any Loan Documents shall, except to the extent otherwise provided therein, survive the execution and delivery of this Agreement, the Borrowings contemplated by this Agreement and the execution and delivery of the Notes, and shall continue in full force and effect following the date hereof so long as Lender has any Commitment, any Term Loans remain outstanding or any other Obligations remain unpaid or any obligation to perform any other act under any Loan Document remains unsatisfied during such period.

         SECTION 12.05  Binding Effect; Assignment.





                                       24.

                 (a) Binding Effect. This Agreement shall become effective as to Borrower and Lender when it shall have been executed by such parties and thereafter shall be binding upon, inure to the benefit of and be enforceable by Borrower and Lender and their respective successors and assigns.

                 (b) Assignment by Borrower. Neither Borrower nor Lender shall have the right to assign its respective rights and obligations hereunder or under the other Loan Documents or any interest herein or therein without the prior written consent of the other party.

         SECTION 12.06 Confidentiality. Lender shall hold all non-public information relating to Borrower and its Subsidiaries obtained by it under the Loan Documents in accordance with its customary procedures for handling confidential information of this nature. Prior to any disclosure by Lender of such non-public information, it shall, if permitted by applicable laws or judicial order, notify Borrower of such pending disclosure.

         SECTION 12.07 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

         SECTION 12.08 Entire Agreement. The Loan Documents reflect the entire agreement by and between Borrower and Lender with respect to the matters set forth herein and therein and supersede any prior agreements, commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto and is intended by each of the parties hereto to be the complete statement of the terms and conditions, and the final expression, of their agreement relating to the subject matter hereof and thereof.

         SECTION 12.09 Interpretation. The Loan Documents are the result of negotiations between and have been reviewed by counsel to Lender and Borrower and are the product of all parties thereto. Accordingly, the Loan Documents shall not be construed against Borrower merely because of Borrower's involvement in the preparation thereof.

         SECTION 12.10 Severability. Whenever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of any of the Loan Documents shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of such Loan Document, or the validity or effectiveness of such provision in any other jurisdiction.

         SECTION 12.11 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         SECTION 12.12 Transaction Costs. Borrower shall reimburse the Lender for the reasonable out-of-pocket costs incurred in the documentation of this Agreement including, without limitation, the reasonable fees and disbursements of outside counsel of the Lender.

         SECTION 12.13 Arbitration. The parties shall submit any dispute concerning this interpretation or the enforcement of rights and duties under this Agreement to final and binding arbitration pursuant to the rules of the American Arbitration Association. At the request of any party, the arbitrators, attorneys, parties to the arbitration, witnesses, experts, court reporters, or other persons present at the arbitration shall agree in writing to maintain the strict confidentiality of the arbitration proceedings. Arbitration shall be conducted by a single, neutral arbitrator, or, at the election of any party, three neutral arbitrators, appointed in accordance with the arbitral rules identified above. The award of the arbitrator(s) shall be enforceable according to the applicable provisions of the California Code of Civil Procedure. The arbitrator(s) may award damages and/or permanent injunctive relief, but in no event shall the arbitrator(s) have the authority to award punitive or exemplary damages. Notwithstanding the foregoing, a party may apply to a court of competent jurisdiction for relief in the form of a temporary restraining order or preliminary injunction, or other provisional remedy pending final determination of a claim through arbitration in accordance with this paragraph. If proper notice of any hearing has been given, the arbitrator(s) will have full power to proceed to take evidence or to perform any other acts necessary to arbitrate the matter in the absence of any party who fails to appear.

         SECTION 12.14 Jury Trial Waivers. To the fullest extent permitted by law, and as separately bargained-for-consideration, each party hereby waives any right to trial by jury in any action, suit, proceeding, or counterclaim of any kind arising out of or relating to this Agreement. Each party hereby expressly acknowledges the inclusion of this jury trial waiver through the initials of its duly authorized representative.





                                       25.

ONYX ACCEPTANCE CORPORATION                                        BAYVIEW BANK

INITIALS_________                                             INITIALS_________

   SECTION 12.15 Attorneys' Fees. If either party to this Agreement shall bring any action, suit, counterclaim, appeal, arbitration, or mediation for any relief against the other, declaratory or otherwise, to enforce the terms hereof or to declare rights hereunder (collectively, an "Action"), the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees and costs (at the prevailing party's attorneys' then-prevailing rates as increased from time to time by the giving of advance written notice by such counsel to such party) incurred in bringing and prosecuting such Action and/or enforcing any judgment, order, ruling, or award (collectively, a "Decision") granted therein, all of which shall be deemed to have accrued on the commencement of such Action and shall be paid whether or not such Action is prosecuted to a Decision. Any Decision entered in such Action shall contain a specific provision providing for the recovery of attorneys' fees and costs incurred in enforcing such Decision. The court or arbitrator may fix the amount of reasonable attorneys' fees and costs on the request of either party. For the purpose of this paragraph, attorneys' fees shall include, without limitation, fees incurred in the following: (1) postjudgment motions and collection actions; (2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery; and (5) bankruptcy litigations. "Prevailing party" within the meaning of this paragraph includes, without limitation, a party who agrees to dismiss an Action on the other party's payment of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it.





                                      23.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                     BORROWER

                                     ONYX ACCEPTANCE CORPORATION


                                     By: ______________________________________
                                         John W. Hall
                                         President and Chief Executive Officer

                                     Address:

                                     8001 Irvine Center Drive
                                     Fifth Floor
                                     Irvine, California 92718
                                     Attn.: Don P. Duffy
                                     Fax No. (714) 450-5503

                                     LENDER

                                     BAYVIEW CAPITAL CORPORATION


                                     By: ______________________________________
                                         Name:
                                         Title:

                                     Address:
                                     1840 Gateway Drive
                                     San Mateo, CA 94404
                                     Attn:  General Counsel


           ACKNOWLEDGEMENT AND AGREEMENT OF LENDER AND SENIOR LENDERS

         The Lender, by its signature below, acknowledges that the subordination provisions set forth in Article VI of this Agreement have been negotiated with and for the primary benefit of the Senior Lenders named below, and further acknowledges that the Senior Lenders have consented to the Borrower's execution of this Agreement and the continued availability of funds to the Borrower under the Senior Loan Agreement in reliance upon the provisions of Article VI. THE LENDER BY ITS SIGNATURE BELOW AGREES THAT THE PROVISIONS OF
ARTICLE VI SHALL BE ENFORCEABLE BY THE SENIOR LENDERS (SEVERALLY OR THROUGH STATE STREET BANK AND TRUST COMPANY, AS AGENT FOR THE SENIOR LENDERS UNDER THE SENIOR LOAN AGREEMENT.





                                      24.

         IN WITNESS WHEREOF, this Agreement has been executed by the Lender in favor of the Senior Lenders as an instrument under seal as of the date first above written.

                                     LENDER

                                     BAYVIEW CAPITAL CORPORATION


                                     By: ______________________________________
                                         Name:
                                         Title:

                                     Address:
                                             __________________________________
                                             __________________________________
                                             __________________________________


                                     SENIOR LENDERS

                                     STATE STREET BANK AND TRUST COMPANY,
                                         INDIVIDUALLY AND AS AGENT


                                     By: ______________________________________
                                         Name:
                                         Title:

                                     Address:
                                             __________________________________
                                             __________________________________
                                             __________________________________


                                     BANKBOSTON, N.A., formerly known as
                                           THE FIRST NATIONAL BANK OF BOSTON


                                     By: ______________________________________
                                         Name:
                                         Title:

                                     Address:
                                             __________________________________
                                             __________________________________
                                             __________________________________




                                      25.

                                  EXHIBIT "A"
                             TO TERM LOAN AGREEMENT

                                  FORM OF NOTE

THIS NOTE IS SUBJECT TO THE SUBORDINATION PROVISIONS CONTAINED IN THAT CERTAIN TERM LOAN AGREEMENT DATED AS OF FEBRUARY __, 1998 BY AND BETWEEN ONYX ACCEPTANCE CORPORATION AS BORROWER AND BAYVIEW CAPITAL CORPORATION AS LENDER, AND THE PRINCIPAL AND INTEREST OWING UNDER THIS NOTE ARE SUBORDINATED THEREBY TO CERTAIN SENIOR OBLIGATIONS OF THE BORROWER AND THE HOLDER HEREOF IS BOUND BY THE PROVISIONS CONTAINED IN SUCH TERM LOAN AGREEMENT TO WHICH REFERENCE IS HEREBY MADE FOR ALL PURPOSES. A COPY OF THE TERM LOAN AGREEMENT AND THE SUBORDINATION PROVISIONS CONTAINED THEREIN IS AVAILABLE FOR INSPECTION AT THE BORROWER'S EXECUTIVE OFFICES.

                          SUBORDINATED PROMISSORY NOTE

                                                            Irvine, California
$__________                                                      ______, 199__



                 For value received, the undersigned, Onyx Acceptance Corporation, a Delaware corporation ("Borrower"), hereby unconditionally promises to pay to the order of BayView Capital Corporation, a Delaware corporation ("Lender"), the principal sum of ______________________ ($__________) on the Maturity Date, or if Borrower has exercised its right under Section 4.02 of the Term Loan Agreement (as defined below) on the Extended Maturity Date. If such right is exercised, then the aggregate outstanding principal amount under this Note on the Maturity Date shall be repaid in 36 equal consecutive monthly installments, commencing on the first month after the Maturity Date and continuing until the Extended Maturity Date.

                 Borrower further promises to pay interest on the Loan outstanding hereunder from time to time at the interest rates, and payable on the dates, set forth in the Term Loan Agreement referred to below.

                 Both principal and interest are payable in lawful money of the United States of America and in same day or immediately available funds to Lender, into the account designated by Lender.

                 Lender shall record the date and amount of the Loan made, the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in Lender's internal records, and any such recordation shall be rebuttable presumptive evidence of the accuracy of the information so recorded; provided, however, that Lender's failure so to record shall not limit or otherwise affect the obligations of Borrower hereunder and under the Term Loan Agreement to repay the principal of and interest on the Loan.

                 This promissory note is one of the Notes referred to in, and is subject to and entitled to the benefits of, the Term Loan Agreement, dated as of February ____, 1998, (as amended, modified, renewed or extended from time to time, the "Term Loan Agreement") by and between Borrower and Lender. Capitalized terms used herein shall have the respective meanings assigned to them in the Term Loan Agreement.

                 The Term Loan Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived.

                 This promissory note is subject to prepayment in whole or in part as provided in the Term Loan Agreement.

                 THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.


                                      ONYX ACCEPTANCE CORPORATION


                                       By:_____________________________________
                                          John W. Hall
                                          President and Chief Executive Officer

                                  EXHIBIT "B"

                                FORM OF WARRANT

                                  EXHIBIT "C"

                           TO THE TERM LOAN AGREEMENT

                          FORM OF NOTICE OF BORROWING


                                     [DATE]



BayView Capital Corporation
2121 South El Camino Real
San Mateo, California 94403

     Re:     Notice of Borrowing Pursuant to Section 2.02 of Term Loan Agreement

Ladies and Gentlemen:

                 The undersigned, Onyx Acceptance Corporation (the "Borrower"), refers to the Term Loan Agreement dated as of February __, 1998 (as amended, modified, renewed, extended, or replaced from time to time, the "Term Loan Agreement"), between the Borrower and BayView Capital Corporation (the "Lender"), the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.02 of the Credit Agreement, of the borrowing specified herein:

                 1.       The Business Day of the proposed borrowing is
______________.

                 2. The aggregate amount of the proposed borrowing is $__________.

                 3. The payment instructions with respect to the funds to be made available to the Borrower are as follows: ______________.

                 4. The Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed borrowing, before and after giving effect thereto and to the application of the proceeds therefrom.

                          (a) the representations and warranties of the Borrower contained in Section 8.01 of the Credit Agreement are true and correct as though made on and as of each such date (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such date, except that Section 8.01(m) of the Credit Agreement shall be deemed instead to refer to the last day of the most recent fiscal year and month for which financial statements have then been delivered and except as set forth in amendments to Schedules and other disclosures made in writing to the Lender and approved by it); and

                          (b) no Default exists or would result from such proposed borrowing;

                          (c) the proposed borrowing equals or exceeds a Minimum Amount, as required by Section 2.04 of the Credit Agreement.

                                         ONYX ACCEPTANCE CORPORATION


                                         By:___________________________________

                                         Its:__________________________________

                                  EXHIBIT "D"

                          FORM OF NOTICE OF PREPAYMENT


                                     [DATE]


BayView Capital Corporation
2121 South El Camino Real
San Mateo, California 94403

     Re:     Notice of Prepayment Pursuant to Section 4.03(b) of the Term Loan
Agreement

Ladies and Gentlemen:

                 The undersigned, Onyx Acceptance Corporation (the "Borrower") refers to the Term Loan Agreement dated as of February __, 1998 (as amended, modified, renewed, extended or replaced from time to time the "Term Loan Agreement") between the Borrower and BayView Corporation (the "Lender"), the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably pursuant to 403(b) of a prepayment of the outstanding loans as follows:

                 1.       The Business Day of the proposed prepayment is
____________.

                 2. The aggregate amount of the proposed prepayment is $________ in principal and $________ of accrued and unpaid interest to the date of the prepayment.

                                         ONYX ACCEPTANCE CORPORATION


                                         By:___________________________________

                                         Its:__________________________________

                                  EXHIBIT "E"

                      FORM OF TRANSFERENCE ACKNOWLEDGMENT

                                   SCHEDULE 1

                                 PERMITTED LIENS


     UCC NO. & DESCRIPTION          FILE      FILE NO.          SECURED PARTY             DEBTOR        DESCRIPTION OF COLLATERAL
     ---------------------          ----      --------          -------------             ------        -------------------------
                                    DATE
                                    ----
ONYX ACCEPTANCE CORPORATION
    1.   Intentionally Omitted    09/21/94
         Filing terminated

    2.   UCC-1 Financing          07/08/94    94138331         Comdisco, Inc.         Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                                              Corporation     title and interest in
State)                                                                                                  Equipment Schedule No.
                                                                                                        VL-1, to Master Lease,
                                                                                                        dated 1-7-94

    3.   Intentionally Omitted    02/15/96
         Filing terminated

    4.   UCC-1 Financing          09/14/94    94186957         Comdisco, Inc.         Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                                              Corporation     title and interest in
State)                                                                                                  Equipment Schedule No.
                                                                                                        VL-1, to Master Lease,
                                                                                                        dated 1-7-94

    5.   UCC-1 Financing          09/21/94    94189286         Onyx Acceptance        Onyx Acceptance   Flow purchase of
Statement (CA Secretary of                                 Financial Corporation,     Corporation, as   contracts
State)                                                          as Purchaser              Seller

         5.1 UCC-2 Amendment      04/12/96   96106C0017        Onyx Acceptance        Onyx Acceptance   (Filed to reflect change
to Financing Statement (CA                                 Financial Corporation,     Corporation, as   of Onyx's State of
Secretary of State)                                             as Purchaser              Seller        Incorporation to
                                                                                                        Delaware)

         5.2 UCC-2 Amendment      03/25/97   97085C0033        Onyx Acceptance        Onyx Acceptance   (Filed to add the name to
to Financing Statement (CA                                 Corporation, as Seller        Financial      "Automotive Banking
Secretary of State)                                                                   Corporation, as   Network" as a trade name)
                                                                                         Purchaser

         5.3 UCC-3 Amendment      08/28/97   97241C1090        Onyx Acceptance        Onyx Acceptance   (Filed to reflect
to Financing Statement (CA                                  Financial Corporation     Corporation, as   evidence of release on
Secretary of State)                                                                       Seller        collateral as described
                                                                                                        in Exhibit A to UCC-1)
         5.4 UCC-2 Amendment      01/13/98   98014C0505        Onyx Acceptance        Onyx Acceptance   (Filed to amend
to Financing Statement                                      Financial Corporation     Corporation, as   replacement of No.
(CA etary of State)                                                                       Seller        94189286 Schedule I with
                                                                                                        Schedule I as filed and
                                                                                                        amended)

     UCC NO. & DESCRIPTION          FILE      FILE NO.          SECURED PARTY             DEBTOR        DESCRIPTION OF COLLATERAL
     ---------------------          ----      --------          -------------             ------        -------------------------
                                    DATE
                                    ----
    6.   UCC-1 Financing          10/12/94   9429961051        Capital Market         Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                  Assurance Corporation       Corporation     title and interest in and
State)                                                                                                  to Account No. 8117911-
                                                                                                        000 (Spread Account)
                                                                                                        maintained by First
                                                                                                        Interstate Bank
         6.1 UCC-2 Amendment      02/15/96   96046C0715        Capital Market         Onyx Acceptance   All of Debtor's right,
to Financing Statement (CA                                  Assurance Corporation       Corporation     title and interest in and
Secretary of State)                                                                                     to Account No. 8117911-
                                                                                                        000 (Spread Account)
                                                                                                        maintained by First
                                                                                                        Interstate Bank

    7.   UCC-1 Financing          10/12/94   9429961058    Bankers Trust Company,     Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                   as Yield Supplement        Corporation     title and interest in and
State)                                                          Agent for the                           to Account No. 360402657
                                                           Certificate holders and                      (Yield Supplement Reserve
                                                                 the Insurer                            Account) maintained by
                                                                                                        First Interstate Bank

    8.   UCC-1 Financing          01/20/95   9502561211        Comdisco, Inc.         Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                                              Corporation     title and interest in
State)                                                                                                  Equipment Schedule No.
                                                                                                        VL-1, to Master Lease,
                                                                                                        dated 1-7-94
    9.   UCC-1 Financing          04/20/95   9511160503        Capital Markets        Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                  Assurance Corporation       Corporation     title and interest in and
State)                                                                                                  to Account No. 14726
                                                                                                        (Spread Account)
                                                                                                        maintained by Bankers
                                                                                                        Trust Company

         9.1 UCC-2 Amendment      02/15/96   96047C0160        Capital Markets        Onyx Acceptance   All of Debtor's right,
to Financing Statement (CA                                  Assurance Corporation       Corporation     title and interest in and
Secretary of State)                                                                                     to Account No. 14726
                                                                                                        (Spread Account)
                                                                                                        maintained by Bankers
                                                                                                        Trust Company
    10.  UCC-1 Financing          04/24/95   9511760281     Banker Trust Company,     Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                   as Yield Supplement        Corporation     title and interest in and
State)                                                          Agent for the                           to Account No. 360102670
                                                           Certificateholders and                       (Yield Supplement Reserve
                                                                 the Insurer                            Account) maintained by
                                                                                                        First Interstate Bank

    11.  UCC-1 Financing          04/25/95   9511761264        Comdisco, Inc.         Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                                              Corporation     title and interest in
State)                                                                                                  Equipment Schedule No.
                                                                                                        VL-1, to Master Lease,
                                                                                                        dated 1-7-94

    12   UCC-1 Financing          10/19/95   9529660866        Comdisco, Inc.         Onyx Acceptance   This filing is for notice
Statement (CA Secretary of                                                              Corporation     purposes only to evidence
State)                                                                                                  a "true lease".
                                                                                                        (Collateral: Furniture
                                                                                                        and computer hardware as
                                                                                                        described on Exhibit to
                                                                                                        UCC-1)
    13   UCC-1 Financing          01/17/96   9601860530        Comdisco, Inc.         Onyx Acceptance   This filing is for notice
Statement (CA Secretary of                                                              Corporation     purposes only to evidence
State)                                                                                                  a "true lease".
                                                                                                        (Collateral: Furniture
                                                                                                        and computer hardware as
                                                                                                        described on Exhibit to
                                                                                                        UCC-1)

     UCC NO. & DESCRIPTION          FILE      FILE NO.          SECURED PARTY             DEBTOR        DESCRIPTION OF COLLATERAL
     ---------------------          ----      --------          -------------             ------        -------------------------
                                    DATE
                                    ----
    14.  UCC-1 Financing          12/12/95   9534760422      Lighthouse Capital       Onyx Acceptance   All presently existing
Statement (CA Secretary of                                     Partners, L.P.           Corporation     and hereafter acquired
State)                                                                                                  equipment leased by
                                                                                                        Secured Party to Debtor
    15.  UCC-1 Financing          12/12/95   9534760433      Lighthouse Capital       Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                     Partners, L.P.           Corporation     title and interest in and
State)                                                                                                  to all presently existing
                                                                                                        and hereafter acquired
                                                                                                        computer software

    16.  UCC-1 Financing          12/12/95   9534760446      Lighthouse Capital       Onyx Acceptance   Computer hardware as
Statement (CA Secretary of                                     Partners, L.P.           Corporation     specifically described on
State)                                                                                                  Annex A to UCC-1

    17.  UCC-1 Financing          12/12/95   9534760459      Lighthouse Capital       Onyx Acceptance   Computer software as
Statement (CA Secretary of                                     Partners, L.P.           Corporation     specifically described on
State)                                                                                                  Annex A to UCC-1
    18.  UCC-1 Financing          02/16/96   9605160370      Lighthouse Capital       Onyx Acceptance   Computer hardware and
Statement (CA Secretary of                                     Partners, L.P.           Corporation     telephone equipment as
State)                                                                                                  specifically described on
                                                                                                        Annex A to UCC-1

    19   UCC-1 Financing          04/04/96   9609660028      Lighthouse Capital       Onyx Acceptance   Computer hardware and
Statement (CA Secretary of                                     Partners, L.P.           Corporation     telephone equipment as
State)                                                                                                  specifically described on
                                                                                                        Annex A to UCC-1
    20   UCC-1 Financing          04/04/96   9609660030      Lighthouse Capital       Onyx Acceptance   Computer software as
Statement (CA Secretary of                                     Partners, L.P.           Corporation     specifically described on
State)                                                                                                  Annex A to UCC-1

    21   UCC-1 Financing          07/09/96   9619360279      Lighthouse Capital       Onyx Acceptance   Computer hardware, office
Statement (CA Secretary of                                     Partners, L.P.           Corporation     furniture and telephone
State)                                                                                                  equipment as specifically
                                                                                                        described on Annex A to
                                                                                                        UCC-1

    22   UCC-1 Financing          10/09/96   9628560263      Lighthouse Capital       Onyx Acceptance   Computer hardware, office
Statement (CA Secretary of                                     Partners, L.P.           Corporation     furniture and telephone
State)                                                                                                  equipment as specifically
                                                                                                        described on Annex A to
                                                                                                        UCC-1
    23.  UCC-1 Financing          01/12/96   9601660029     State Street Bank and     Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                 Trust Company, as Agent      Corporation     title and
State)                                                                                                  interest in all assets
                                                                                                        other than Excluded
                                                                                                        Assets

         23.1    UCC-2            02/05/96   96036C0237     State Street Bank and     Onyx Acceptance   All of Debtor's right,
Amendment to Financing                                      Trust Company, as Agent      Corporation    title and interest in
Statement (CA Secretary of                                                                              all assets other than
State)                                                                                                  Excluded Assets

         23.2    UCC-2            01/09/97   97009C0474     State Street Bank and     Onyx Acceptance   All of Debtor's right,
Amendment to Financing                                      Trust Company, as Agent      Corporation    title and interest in all
Statement (CA Secretary of                                                                              assets other than
State)                                                                                                  Excluded Assets


     UCC NO. & DESCRIPTION          FILE      FILE NO.          SECURED PARTY             DEBTOR        DESCRIPTION OF COLLATERAL
     ---------------------          ----      --------          -------------             ------        -------------------------
                                    DATE
                                    ----
         23.3    UCC-2                       97245C0375     State Street Bank and     Onyx Acceptance   (Filed to reflect release
Amendment to Financing            08/29/97                  Trust Company, as Agent      Corporation    of collateral as
Statement (CA Secretary                                                                                 described in Schedule A
of State)                                                                                               to UCC-1)
         23.4    UCC-2            10/09/97   97283C0331     State Street Bank and     Onyx Acceptance   (Amended to reflect
Amendment to Financing                                     Trust Company, as Agent      Corporation     substitution of original
Statement (CA Secretary of                                                                              filed Schedule I with
State)                                                                                                  Amended and Restated
                                                                                                        Schedule I)

    24.  UCC-1 Financing          02/15/96   9604760481        Onyx Acceptance        Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                 Financial Corporation,     Corporation, as   title and interest
State)                                                          as Purchaser              Seller        arising from and in
                                                                                                        connection with the 1995-
                                                                                                        1 Spread Account

    25.  UCC-1 Financing          02/15/96   9604660978        Onyx Acceptance        Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                 Financial Corporation,     Corporation, as   title and interest
State)                                                          as Purchaser              Seller        arising from and in
                                                                                                        connection with the 1994-
                                                                                                        1 Spread Account
    26.  UCC-1 Financing          02/15/96   9604760531        Capital Markets        Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                  Assurance Corporation       Corporation     title and interest
State)                                                                                                  arising from and in
                                                                                                        connection with the 1996-
                                                                                                        1 Spread Account

    27.  UCC-1 Financing          05/15/96   9613860049        Capital Markets        Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                  Assurance Corporation       Corporation     title and interest
State                                                                                                   arising from and in
                                                                                                        connection with the 1996-
                                                                                                        2 Spread Account
    28.  UCC-1 Financing          09/17/96   9626260267        Capital Markets        Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                  Assurance Corporation       Corporation     title and interest
State                                                                                                   arising from and in
                                                                                                        connection with the 1996-
                                                                                                        3 Spread Account

    29.  UCC-1 Financing          12/23/96   9635860961        Capital Markets        Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                  Assurance Corporation       Corporation     title and interest
State)                                                                                                  arising from and in
                                                                                                        connection with the 1996-
                                                                                                        4 Spread Account

    30.  UCC-1 Financing          12/23/96   9635860943     Bankers Trust Company     Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                                              Corporation     title and interest
State)                                                                                                  arising from and in
                                                                                                        connection with the Yield
                                                                                                        Supplement Reserve
                                                                                                        Account GT 1996-4
    31.  UCC-1 Financing          03/25/97   9708560018    Bankers Trust Company,     Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                   as Yield Supplement        Corporation     title and interest
State)                                                              Agent                               arising from and in
                                                                                                        connection with the Yield
                                                                                                        Supplement Reserve
                                                                                                        Account GT 1997-1

     UCC NO. & DESCRIPTION          FILE      FILE NO.          SECURED PARTY             DEBTOR        DESCRIPTION OF COLLATERAL
     ---------------------          ----      --------          -------------             ------        -------------------------
                                    DATE
                                    ----
    32.  UCC-1 Financing          03/25/97   9708560055        Capital Markets        Onyx Acceptance   All of Debtor's right,
Statement (CA Secretary of                                  Assurance Corporation       Corporation     title and interest
State)                                                                                                  arising from and in
                                                                                                        connection with the 1997-
                                                                                                        1 Spread Account
    33.  UCC-1 Financing          02/06/97   9704460446      Winthrop Resources       Onyx Acceptance   This filing is for
Statement (CA Secretary of                                       Corporation            Corporation     notices purposes only to
State)                                                                                                  evidence a "true lease".
                                                                                                        (Collateral: any and all
                                                                                                        equipment now or
                                                                                                        hereafter the subject of
                                                                                                        any lease agreements or
                                                                                                        lease schedule as
                                                                                                        described on Addendum No.
                                                                                                        1 to UCC-1.)

    34.  UCC-1 Financing          05/27/97   0714860129     FBS Business Finance      Onyx Acceptance   50% deposit of tenant
Statement (CA Secretary of                                       Corporation            Corporation     improvement contract
State)                                                                                                  amount, office furniture,
                                                                                                        computer hardware and
                                                                                                        leasehold improvements as
                                                                                                        stated on Schedule A to
                                                                                                        UCC-1

    35.  UCC-1 Financing          06/18/97   9717061106        Capital Markets        Onyx Acceptance   All of debtor's right,
Statement (CA Secretary of                                  Assurance Corporation       Corporation     title and interest
State)                                                                                                  arising from and in
                                                                                                        connection with the 1997-
                                                                                                        2 spread account
    36.  UCC-1 Financing          09/11/97   9725560810        Capital Markets        Onyx Acceptance   All of debtor's right,
Statement (CA Secretary of                                  Assurance Corporation       Corporation     title and interest
State)                                                                                                  arising from and in
                                                                                                        connection with the 1997-
                                                                                                        3 spread account

    37.  UCC-1 Financing          08/11/97   9722660708       First Commercial        Onyx Acceptance   Telephone equipment as
Statement (CA Secretary of                                 Capital Corp. assigning      Corporation     specifically described on
State)                                                       to Community First                         Schedule A to UCC-1
                                                               Financial, Inc.
         37.1    UCC-3            10/06/97   97282C0259        Community First        Onyx Acceptance   Assigning security
Assignment of Financing                                        Financial, Inc.          Corporation     interest created by UCC-1
Statement (CA Secretary of                                                                              File No. 9722660708 from
State)                                                                                                  First Commercial Capital
                                                                                                        Corp.

    38.  UCC-1 Financing          09/26/97   9727460109       First Commercial        Onyx Acceptance   All presently existing
Statement (CA Secretary of                                 Capital Corp. and Linc       Corporation     and hereafter acquired
State)                                                          Capital, Inc.                           computer equipment,
                                                                                                        telephone equipment,
                                                                                                        office furniture and
                                                                                                        machines, as stated in
                                                                                                        Exhibit A and Schedule A
                                                                                                        to UCC-1

    39.  UCC-1 Financing          10/07/97   9728760099       First Commercial        Onyx Acceptance   Computer hardware as
Statement (CA Secretary of                                 Capital Corp. and Linc       Corporation     specifically described on
State)                                                          Capital, Inc.                           Schedule A to UCC-1
         39.1    UCC-3            01/06/98   98007C0543      Linc Capital, Inc.       Onyx Acceptance   Assigning security
Assignment of Financing                                                                 Corporation     interest granted by UCC-1
Statement (CA Secretary of                                                                              file No. 9728760099 from
State)                                                                                                  First Commercial Capital
                                                                                                        Corp.

     UCC NO. & DESCRIPTION          FILE      FILE NO.          SECURED PARTY             DEBTOR        DESCRIPTION OF COLLATERAL
     ---------------------          ----      --------          -------------             ------        -------------------------
                                    DATE
                                    ----
    40.  UCC-1 Financing          01/02/98   9800860267       First Commercial        Onyx Acceptance   All presently existing
Statement (CA Secretary of                                      Capital Corp.           Corporation     and hereafter acquired
State)                                                                                                  computer equipment,
                                                                                                        telephone equipment,
                                                                                                        office furniture and
                                                                                                        machines, as stated in
                                                                                                        Exhibit A to UCC-1

                                   SCHEDULE 2

                              LIST OF SUBSIDIARIES


1.       Onyx Acceptance Financial Corporation, a Delaware corporation.

2.       Onyx Acceptance Funding Corporation, a Delaware corporation.

3.       ABNI, Inc., a Delaware corporation

4.       C.U. Acceptance Corporation, a Delaware corporation.

                                       1